UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 7, 2006
              (Date of earliest event reported): (November 7, 2006)


                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    33-59650                  13-3662953
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)

                237 Park Avenue
               New York, New York                                10017
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 7, 2006, Revlon, Inc., the parent company of Revlon Consumer Products Corporation, issued a press release announcing its earnings for the fiscal quarter ended September 30, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item
7.01. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release shall be deemed to be "furnished" to the Securities and Exchange Commission (the "SEC") and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.



Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit No.    Description
         -----------    -----------

         99.1 Press release dated November 7, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on November 7, 2006).


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REVLON CONSUMER
                                              PRODUCTS CORPORATION

                                              By: /s/ Robert K. Kretzman
                                              ----------------------------------
                                              Robert K. Kretzman
                                              Executive Vice President, Chief
                                              Legal Officer, General Counsel and
                                              Secretary



Date: November 7, 2006


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

                                  EXHIBIT INDEX

     Exhibit No.     Description
     -----------     -----------

      99.1 Press release dated November 7, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on November 7, 2006).


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